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                                                                    EXHIBIT 99.2

                    REPORT OF THE INSPECTOR OF ELECTIONS IN
                       CONNECTION WITH THE ANNUAL MEETING
                               OF SHAREHOLDERS OF
                         COMMONWEALTH ENERGY CORPORATION
                            HELD ON NOVEMBER 27, 2001

        I, Scott A. Petterson, being the duly appointed Inspector of Election, certify and file the following report.

1.    QUORUM

      Shares of Common Stock Outstanding at the Record Date (1)                 27,763,703

      Shares of Preferred Stock Outstanding at the Record Date (2)                 812,500

      Total Shares of capital stock outstanding at the Record Date (2)          28,576,203

      Shares Necessary for a Quorum (50% + 1 share of the total of the          14,288,102
      shares outstanding at the Record Date) (2)

      Shares Represented in Person and by Proxy at the Meeting (2)              21,133,524

2.    VOTING

      (A) Proposal to approve an Amendment of the Company's Bylaws to provide for a variable number of from five to nine directors:

           Votes For                                              13,559,513
           Votes Against                                           7,113,411
           Abstentions                                               259,914
           Broker Non-votes                                                0
           Affirmative Votes Required to Approve (3)(4)           14,288,102

      (B) Proposal to ratify the selection of Ernst & Young, LLP as the Company's auditors for the year ending July 31, 2002:

           Votes For                                              20,716,359
           Votes Against                                              50,652
           Abstentions                                               111,499
           Broker Non-votes                                                0
           Affirmative Votes Required to Approve (4)(5)           10,439,256


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      (C)  Election of Five Directors of the Company:

           The following five nominees received the highest number of affirmative votes and have been elected:

           Joseph Saline
           Votes For (6)                                     15,903,342

           Ian B. Carter
           Votes For (6)                                     14,330,071

           Junona A. Jonas
           Votes For (6)                                     13,966,960

           Craig G. Goodman
           Votes For (6)                                     13,875,577

           Robert C. Perkins
           Votes For (6)                                     13,855,645


           Other nominees who received votes:

           Bradley L. Gates
           Votes For (6)                                     13,764,054

           Kevin Biswell
           Votes For (6)                                     13,268,622

           Don Coltrain
           Votes For (6)                                      2,467,091

           Frank Kostlan
           Votes For (6)                                        649,871

           Mike Doak
           Votes For (6)                                        522,701

           Steve Kumar
           Votes For (6)                                        451,504

           John Schroeder
           Votes For (6)                                        393,578


                                              /s/ SCOTT A. PETTERSON
Date: January 18, 2002                       -----------------------------------
                                             Scott A. Petterson
                                             Inspector of Election


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(1)   Includes 452,000 shares per an interim court order. These shares are not reflected on the Company's books and records as issued and outstanding.

(2)   Each preferred share is entitled to one vote.

(3) The affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the proposal is required for approval of this proposal.

(4) Abstentions are counted as votes against any proposal as to which a shareholder abstains. Non-votes have no effect on the voting with respect to any proposal as to which there is a non-vote.

(5) The affirmative vote of the holders of a majority of the votes cast on the proposal is required for approval of this proposal.

(6)   Cumulative voting was in effect with respect to the election of directors.



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